EXHIBIT 99.1

Apptio Announces Results for the Second Quarter 2018

Reported Q2 revenue of $59 million, 31% growth year over year

Bellevue, WA (August 1, 2018) - Apptio, Inc. (NASDAQ:APTI), the business management system of record for hybrid IT, today announced results for the fiscal second quarter ended June 30, 2018.

"Our second quarter subscription revenue growth accelerated to 32% year over year and we generated positive non-GAAP operating income," said Sunny Gupta, co-founder and CEO, Apptio. "The quarter was driven by momentum with our IT Financial Management Foundation application, solid renewals and upsells, and strength in the public sector.  The growth of cloud spending, the complexity of hybrid IT, and the shift toward digital and agile are all serving as market tailwinds for Apptio."

Second Quarter Financial Summary

•

Subscription revenue was $49.2 million, an increase of 32% from the second quarter of 2017, and comprised 83% of total revenue. Services revenue was $9.8 million, an increase of 23% from the second quarter of 2017. Total revenue was $59.0 million, an increase of 31% from the second quarter of 2017.

•

GAAP gross margin was 67.5%, in line with the second quarter of 2017 GAAP gross margin of 67.9%.  Non-GAAP gross margin of 70.3% improved from non-GAAP gross margin of 68.9% in the second quarter of 2017.

•

GAAP operating margin was negative 6.6%, improving from GAAP operating margin of negative 15.9% in the second quarter of 2017. Non-GAAP operating margin improved to 3.4%, as compared to non-GAAP operating margin of negative 7.7% in the second quarter of 2017.

•

GAAP net loss per basic and diluted share was $0.12 based on 43.9 million weighted average shares outstanding, compared to GAAP net loss per basic and diluted share of $0.18 based on 39.2 million weighted average shares outstanding in the second quarter of 2017.

•

Non-GAAP net income per diluted share was $0.01 based on 48.6 million weighted average shares outstanding, compared to non-GAAP net loss per basic and diluted share of $0.08 based on 39.2 million weighted average shares outstanding in the second quarter of 2017.

•	Cash, cash equivalents and marketable securities were approximately $254.9 million as of June 30, 2018.

Business Highlights

•	First Public Sector Summit in Washington, DC, involving close to 400 federal IT leaders
•	Launched early adopter program for federal agencies looking to leverage machine learning in Apptio deployments
•	Announced a new application, Apptio for Hybrid IT
•	Completed the fifth TBM European Summit in London, involving more than 400 customers and prospects across Europe

•	Welcomed Rebecca Jacoby to the Apptio Board of Directors

Financial Outlook

Apptio provides guidance based on current market conditions and expectations and actual results may differ materially. Please refer to the company’s comments below regarding Forward Looking Statements. Apptio is providing guidance for the third quarter ending September 30, 2018 and for the full year 2018 as follows:

Third quarter of 2018:

•	Total revenue is expected to be in the range of $57.5 to $58.5 million
•	Non-GAAP operating income between $1.0 and $2.0 million

Full year 2018:

•	Total revenue is expected to be in the range of $230 and $233 million
•	Non-GAAP operating income between $3.0 and $5.0 million

All forward-looking non-GAAP financial measures contained in this section titled "Financial Outlook" exclude the effects of stock-based compensation expense, acquisition-related expenses, and amortization of acquisition related intangible assets. Guidance reflects the February 2, 2018 contribution from Digital Fuel and the impact of the full retrospective adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) on January 1, 2018.

Conference Call Information

Apptio plans to host a conference call today to discuss the results. The call is scheduled to begin at 2:00 p.m. PT/ 5:00 p.m. ET and can be accessed by dialing 844-233-0116 (passcode: 8357219), or if outside North America, by dialing 574-990-1011 (passcode: 8357219). Individuals may also access the live teleconference from the investor relations section of the Apptio website at investors.apptio.com. A replay will be available following completion of the live broadcast.

About Apptio
Apptio (NASDAQ: APTI) is the business management system of record for hybrid IT. We transform the way IT runs its business and makes decisions. With our cloud-based applications, IT leaders manage, plan and optimize their technology investments across on-premises and cloud. With Apptio, IT leaders become strategic partners to the business by demonstrating the value of IT investments, accelerate innovation and shift their technology investments from running the business to digital innovation. Hundreds of customers choose Apptio as their business system of record for hybrid IT. For more information, please visit www.Apptio.com.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, prospects, customer demand, application adoption and our financial outlook for the third quarter of, and full year, 2018. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Form 10-Q filed with the SEC on May 7, 2018.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss per basic and diluted share, and free cash flow. In computing these measures, with the exception of free cash flow, we exclude the effects of stock-based compensation expense, acquisition-related expenses, and amortization of acquisition-related intangible assets. We define free cash flow as net cash used in operating activities, less the purchases of property and equipment. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Results of Operations GAAP to Non-GAAP Reconciliation" included at the end of this release. We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Apptio, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
		*As Adjusted		*As Adjusted

Revenue
Subscription	$49,206	$37,247	$94,677	$73,434
Professional services	9,839	7,978	18,438	15,722
Total revenue	59,045	45,225	113,115	89,156
Cost of revenue
Subscription	9,671	7,252	18,620	15,102
Professional services	9,544	7,267	18,009	14,836
Total cost of revenue	19,215	14,519	36,629	29,938
Gross profit	39,830	30,706	76,486	59,218
Operating expenses
Research and development	12,177	10,263	24,074	19,921
Sales and marketing	24,024	20,992	46,702	40,609
General and administrative	7,499	6,620	17,653	13,154
Total operating expenses	43,700	37,875	88,429	73,684
Loss from operations	(3,870)	(7,169)	(11,943)	(14,466)
Other (expense) income
Interest expense	(1,912)	(10)	(2,124)	(20)
Interest income	871	275	1,249	533
Other income (expense), net	10	(1)	(28)	(13)
Foreign exchange (loss) gain	(576)	119	(462)	66
Loss before income taxes	(5,477)	(6,786)	(13,308)	(13,900)
Benefit from (provision for) income taxes	180	(126)	(88)	(151)
Net loss	$(5,297)	$(6,912)	$(13,396)	$(14,051)
Net loss per share attributable to common stockholders, basic and diluted	$(0.12)	$(0.18)	$(0.31)	$(0.36)
Weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	43,921	39,175	43,345	38,793

*As adjusted for the three and six months ended June 30, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30,	December 31,
	2018	2017
		*As Adjusted
Assets
Current assets
Cash and cash equivalents	$174,994	$55,069
Short-term investments	74,390	93,901
Accounts receivable, net of allowance for doubtful accounts
of $444 and $413	59,136	68,782
Deferred costs	13,705	11,898
Prepaid expenses and other current assets	4,824	5,079
Total current assets	327,049	234,729
Long-term assets
Property and equipment, net of accumulated depreciation
of $24,257 and $21,924	9,352	10,437
Long-term investments	5,493	--
Deferred costs, net of current portion	18,155	17,182
Acquisition-related intangible assets, net	19,008	--
Goodwill	31,004	--
Other long-term assets	989	983
Total assets	$411,050	$263,331
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$6,753	$5,598
Accrued payroll and other expenses	16,484	16,481
Deferred revenue	118,346	116,831
Deferred rent	940	892
Capital leases	25	21
Total current liabilities	142,548	139,823
Long-term liabilities
Convertible senior notes, net	108,153	--
Deferred revenue, net of current portion	6,022	2,470
Deferred rent, net of current portion	2,987	3,483
Capital leases, net of current portion	110	26
Asset retirement obligation	198	199
Total liabilities	260,018	146,001

Stockholders’ equity
Class A and Class B Common stock	5	4
Additional paid-in capital	361,277	314,301
Accumulated other comprehensive income (loss)	11	(110)
Accumulated deficit	(210,261)	(196,865)
Total stockholders’ equity	151,032	117,330
Total liabilities and stockholders' equity	$411,050	$263,331

*As adjusted for the year ended December 31, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
		*As Adjusted		*As Adjusted
Cash flows from operating activities
Net loss	$(5,297)	$(6,912)	$(13,396)	$(14,051)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	1,308	1,552	2,684	3,082
(Accretion of discounts)/amortization of premiums on investments	(195)	31	(237)	54
Amortization of acquisition-related intangible assets	909	--	1,492	--
Amortization of deferred costs	4,014	3,348	7,950	6,616
Amortization of debt discount and issuance costs	1,598	9	1,774	18
Loss (gain) on disposal of property and equipment	--	3	47	(4)
Stock-based compensation	5,579	3,685	10,531	7,310
Other	(573)	--	--	--
Foreign exchange loss (gain)	576	108	462	(66)
Change in operating assets and liabilities, net of impact of business combination
Accounts receivable	(3,507)	(12,768)	15,508	7,330
Prepaid expenses and other assets	(1,658)	1,191	89	1,481
Deferred costs	(5,255)	(3,447)	(8,163)	(6,119)
Accounts payable	(1,424)	(758)	839	1,037
Accrued expenses	1,464	(769)	(1,328)	(1,727)
Deferred revenue	1,039	4,750	(9,674)	(2,820)
Deferred rent	(222)	(198)	(446)	(398)
Net cash (used in) provided by operating activities	(1,644)	(10,175)	8,132	1,743
Cash flows from investing activities
Business combination, net of cash acquired	(4,472)	--	(39,041)	--
Purchases of property and equipment	(716)	(691)	(1,396)	(2,236)
Proceeds from sale of equipment	--	--	--	9
Proceeds from maturities of investments	32,150	12,900	81,550	19,700
Purchases of investments	(48,425)	(7,453)	(67,218)	(28,898)
Return of (payments for) security deposits	81	(20)	50	(29)
Net cash (used in) provided by investing activities	(21,382)	4,736	(26,055)	(11,454)
Cash flows from financing activities
Proceeds from borrowings on convertible notes, net of discounts and issuance costs	--	--	139,438	--
Purchase of capped calls	--	--	(17,092)	--
Proceeds from exercises of common stock options	6,427	4,937	13,942	5,495
Payment of debt issuance fees	(465)	--	(465)	--
Proceeds from purchases of stock under employee stock purchase plan	2,391	2,251	2,391	2,251
Payment of initial public offering costs	--	--	--	(243)
Principal payments on capital lease obligations	(7)	(10)	(13)	(21)
Net cash provided by financing activities	8,346	7,178	138,201	7,482
Foreign currency effect on cash, cash equivalents and restricted cash	(392)	191	(353)	56
Net (decrease) increase in cash, cash equivalents and restricted cash	(15,072)	1,930	119,925	(2,173)
Cash, cash equivalents and restricted cash
Beginning of period	190,066	37,904	55,069	42,007
End of period	$174,994	$39,834	$174,994	$39,834

*As adjusted for the three and six months ended June 30, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Results of Operations GAAP to Non-GAAP Reconciliation

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
		*As Adjusted		*As Adjusted
Revenue
Subscription	$49,206	$37,247	$94,677	$73,434
Professional services	9,839	7,978	18,438	15,722
Total revenue	59,045	45,225	113,115	89,156

Cost of revenue reconciliation:
GAAP subscription	9,671	7,252	18,620	15,102
Non-GAAP adjustment:
Stock-based compensation	(289)	(240)	(608)	(597)
Amortization of acquisition-related intangible assets	(909)	--	(1,492)	--
Non-GAAP subscription cost of revenue	8,473	7,012	16,520	14,505

GAAP professional services	9,544	7,267	18,009	14,836
Non-GAAP adjustment:
Stock-based compensation	(479)	(230)	(807)	(548)
Non-GAAP professional services cost of revenue	$9,065	$7,037	$17,202	$14,288

Gross profit and gross margin reconciliation:
GAAP subscription gross profit	$39,535	$29,995	$76,057	$58,332
Non-GAAP adjustment:
Stock-based compensation	289	240	608	597
Amortization of acquisition-related intangible assets	909	--	1,492	--
Non-GAAP subscription gross profit	40,733	30,235	78,157	58,929
GAAP subscription gross margin	80.3%	80.5%	80.3%	79.4%
Non-GAAP subscription gross margin	82.8%	81.2%	82.6%	80.2%

GAAP professional services gross profit	295	711	429	886
Non-GAAP adjustment:
Stock-based compensation	479	230	807	548
Non-GAAP professional services gross profit	774	941	1,236	1,434
GAAP professional services gross margin	3.0%	8.9%	2.3%	5.6%
Non-GAAP professional services gross margin	7.9%	11.8%	6.7%	9.1%

GAAP gross profit	39,830	30,706	76,486	59,218
Non-GAAP adjustment:
Stock-based compensation	768	470	1,415	1,145
Amortization of acquisition-related intangible assets	909	--	1,492	--
Non-GAAP gross profit	$41,507	$31,176	$79,393	$60,363
GAAP gross margin	67.5%	67.9%	67.6%	66.4%
Non-GAAP gross margin	70.3%	68.9%	70.2%	67.7%

Operating expenses reconciliation:
GAAP research and development	$12,177	$10,263	$24,074	$19,921
Non-GAAP adjustment:
Stock-based compensation	(1,399)	(1,112)	(2,792)	(2,153)
Non-GAAP research and development	10,778	9,151	21,282	17,768
As a % of total revenue, non-GAAP	18.3%	20.2%	18.8%	19.9%

GAAP sales and marketing	24,024	20,992	46,702	40,609
Non-GAAP adjustment:
Stock-based compensation	(1,706)	(1,077)	(3,136)	(2,077)
Non-GAAP sales and marketing	22,318	19,915	43,566	38,532
As a % of total revenue, non-GAAP	37.8%	44.0%	38.5%	43.2%

GAAP General and administrative	7,499	6,620	17,653	13,154
Non-GAAP adjustment:
Stock-based compensation	(1,706)	(1,026)	(3,188)	(1,935)
Acquisition-related expenses and purchase accounting adjustment	590	--	(1,949)	--
Non-GAAP general and administrative	6,383	5,594	12,516	11,219
As a % of total revenue, non-GAAP	10.8%	12.4%	11.1%	12.6%

Loss from operations reconciliation:
GAAP loss from operations	(3,870)	(7,169)	(11,943)	(14,466)
Non-GAAP adjustment:
Stock-based compensation	5,579	3,685	10,531	7,310
Acquisition-related expenses and purchase accounting adjustment	(590)	--	1,949	--
Amortization of acquisition-related intangible assets	909	--	1,492	--
Non-GAAP income (loss) from operations	$2,028	$(3,484)	$2,029	$(7,156)
Loss from operations as a percentage of revenue:
GAAP loss from operations	(6.6%)	(15.9%)	(10.6%)	(16.2%)
Non-GAAP income (loss) from operations	3.4%	(7.7%)	1.8%	(8.0%)

Net income (loss) reconciliation:
GAAP	$(5,297)	$(6,912)	$(13,396)	$(14,051)
Non-GAAP adjustment:
Stock-based compensation	5,579	3,685	10,531	7,310
Acquisition-related expenses and purchase accounting adjustment	(590)	--	1,949	--
Amortization of acquisition-related intangible assets	909	--	1,492	--
Non-GAAP Net income (loss)	$601	$(3,227)	$576	$(6,741)

Weighted-average shares used in Non-GAAP basic net income (loss) per share	43,921	39,175	43,345	38,793
Effect of potentially dilutive shares	4,668	--	4,794	--
Weighted-average shares used in Non-GAAP diluted net income (loss) per share	48,589	39,175	48,139	38,793

Non-GAAP net income (loss) per share:
Basic	$0.01	$(0.08)	$0.01	$(0.17)
Diluted	$0.01	$(0.08)	$0.01	$(0.17)

*As adjusted for the three and six months ended June 30, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

Apptio, Inc.

Free Cash Flow Non-GAAP Reconciliation

(In thousands)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
		*As Adjusted		*As Adjusted

Net cash (used in) provided by operating activities	$(1,644)	$(10,175)	$8,132	$1,743
Less: purchases of property and equipment	(716)	(691)	(1,396)	(2,236)
Free cash flow	$(2,360)	$(10,866)	$6,736	$(493)

*As adjusted for the three and six months ended June 30, 2017 to reflect the adoption of Accounting Standards Update, ASU, No. 2014-09, Revenue from Contracts with Customers (Topic 606).

© 2018 Apptio, Inc. All rights reserved. Apptio and the Apptio logo are registered trademarks of Apptio, Inc. All other brand and product names are trademarks or registered trademarks of their respective holders.

Investor Contact:

Susanna Morgan

(425) 279-6101

ir@apptio.com

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(425) 279-6097

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